16

                        INFORMATION STATEMENT PURSUANT TO
              SECTION 14 (c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check  the  appropriate  box:
[   ]  Preliminary  Information  Statement
[   ]  Confidential,  for  Use  of  the  Commission  Only  (as permitted by Rule
       14c-5(d)  (2)
[X]    Definitive  Information  Statement

                             RUBINCON VENTURES INC.
                             ----------------------
                (Name of Registrant as Specified in its Charter)

Payment  of  Filing  Fee  (Check  the  Appropriate  box):

[X]    No  Fee  Required
[   ]  Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11.
       (1)  Title  of  each  class  of  securities to which transaction applies:
..
       (2)  Aggregate  number  of  securities  to  which  transaction  applies:
..
       (3)  Per  unit price or other underlying value of transaction computed pursuant  to  Exchange  Act  Rule  0-11. (Set forth the amount on which  the  filing  fee  is  Calculated  and  state  how  it  was determined:
                        ---------------
       (4)  Proposed  maximum  aggregate  value  of  transaction:
..
       (5)  Total  fee  paid:                .
                             -----------------
[   ]  Fee  paid  previously  with  preliminary  materials.

[   ]  Check  box  if  any part of the fee is offset as provided by Exchange Act
       Rule  0-11  (a)
       (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement by registration statement number or the Form or
            Schedule  and  the  date  of  its  filing.
        (1)  Amount  previously  paid:                  .
                                      -------------------
        (2)  Form,  Schedule  or  Registration  Statement  No.:               .
                                                                ---------------
        (3)  Filing  Party:                  .
                           -------------------
        (4)  Date  Filed:                     .
                          ---------------------

                             RUBINCON VENTURES INC.
                              4761 Cove Cliff Road
                              North Vancouver, B.C.
                                 Canada, V7G 1H8

                        Preliminary Information Statement
         Pursuant to Section 14 of the Securities Exchange Act of 1934,
           As amended, and Regulation 14C and Schedule 14C thereunder.



                          WE ARE NOT ASKING FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY




TO  OUR  STOCKHOLDERS

Notice is hereby given that the following actions are planned to be taken pursuant to Written Consent of the Majority of Shareholders of Rubincon Ventures Inc (the "Company"):

     1. The ratification of the change in the authorized share capital from 1,500 common shares with a par value of $0.001 per share as stated in the Certification of Incorporation dated February 2, 1999 and amended by the director under the Certificate of Amendment of Certificate of Incorporation dated April 12, 1999 to 25,000,000 common shares with a par value of $0.001 per share; and

     2. The approval of the issuance 2,400,820 common shares at a price of $0.001 approved by the director under a Resolution of Director dated February 25, 1999.

The following is a summary of the actions to be taken by the Company and is not meant to be complete and exhaustive. You are encouraged to read the attached information statement for further information regarding the actions.

Action  1     Increase  in  the  Authorized  Share  Capital
              ---------------------------------------------

Due to an error made during the incorporation of the Company on February 2, 1999, the incorporator, The Company Corporation, 1013 Centre Road, Wilmington, Delaware, 19805, incorrectly recorded the authorized share capital of the Company at 1,500 common shares with a par value of $0.001. Management of the Company was not aware of this error until advised by its transfer agent, Nevada Agency & Trust Company, Suite 880, 50 West Liberty Street, Reno, Nevada, 89501 (the "transfer agent"). On April 12, 1999, the Company filed a Certificate of Amendment of Certificate of Incorporation to change the authorized share capital from 1,500 common shares at a price of $0.001 per share to 25,000,000 common shares at a price of $0.001 per share.

In the Certificate of Amendment of Certificate of Incorporation it stated "that the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporate Law of the State of Delaware". The consent by Stockholders was not obtained at the time and management is hereby requesting the Stockholders to now approve the change in the Company's authorized share capital.

Action  2         Approval  of  the  Issuance  of  2,400,820  Common  Shares
                  ----------------------------------------------------------

On February 25, 1999 the director of the Company signed a Resolution of the Director issuing 2,400,820 common shares at a par value of $0.001 for a price of $0.001 per share. This occurred prior to the change in the authorized share capital from 1,500 common shares to 25,000,000 common shares. The transfer agent did not issue the shares under this Resolution the Director until confirmation has been received from the State of Delaware that the authorized share capital has been increased to 25,000,000 common shares with a par value of $0.001 per share. Nevertheless, management is seeking Stockholders' approval for the issuance of 2,400,820 common shares in the capital stock of the Company.

The Board of Directors has fixed the close of business on September 30, 2002, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

This Information Statement will serve as written Notice to stockholders pursuant to Section 222 of the Delaware General Corporate Law (the "DGCL").

            THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO
                    ---
   STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

     By  order  of  the  Board  of  Directors

            /s/"Ted  Reimchen"
          --------------------
                Ted  Reimchen
                President  and  Director

DATE,  TIME  AND  PLACE  INFORMATION

The Company will send out for a written consent by the majority of shareholders on October 20, 2002. The action is to be taken by written consent and the Company will hold no meeting. The consent of the shareholders are to be returned to the Company's executive offices at 4761 Cove Cliff Road, North Vancouver, British Columbia, Canada, V7G 1H8.

DISSENTERS'  RIGHT  OF  APPRAISAL

Under DGCL, amendment and restatement of the Certificate of Incorporation and change in the authorized capital of the Company does not require the Company to provide dissenting stockholders with a right of appraisal and the Company will not provide stockholders with such a right.

VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

As of the record date, there were 2,400,820 outstanding common shares. One share represents one vote on each matter submitted to the stockholders. The shareholders as of the record date are entitled to vote on the Company's proposal.

MATTERS  VOTED  UPON:

The Company is seeking Stockholders' consent with regards to the following matters.

     1. The ratification of the change in the authorized share capital from 1,500 common shares with a par value of $0.001 per share as stated in the Certification of Incorporation dated February 2, 1999 and amended by the director under the Certificate of Amendment of Certificate of Incorporation dated April 12, 1999 to 25,000,000 common shares with a par value of $0.001 per share; and

     2. The approval of the issuance 2,400,820 common shares at a price of $0.001 approved by the director under a Resolution of Director dated February 25, 1999.

A copy of the Certificate of Amendment of Certification dated April 12, 1999 is attached to this Information Statement as Exhibit A.

FEDERAL  INCOME  TAX  CONSIDERATION

Neither the Company nor its stockholders will recognize any gains or loss for federal income tax purposes as a result in the increase of the authorized share capital.

YOU ARE URGED TO CONSULT YOUR TAX ADVISER AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE CHANGE IN THE AUTHORIZED SHARE CAPITAL OF THE COMPANY, INCLUDING THE APPLICABLE STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

VOTE  OF  STOCKHOLDERS

In accordance with the DGCL, the written consent of a majority of the shares of common stock (at least 1,200,411 common shares) in favor of the (a) change in the authorized share capital from 1,500 common shares with a par value of $0.001 per share to 25,000,000 common shares with a par value of $0.001 per share; and
(b) the issuance on February 25, 1999 of 2,400,820 common shares at a price of $0.001 per share; was required for approval of these proposals.

The Information Circular is first being mailed on or about October 20, 2002. The Company will pay the expenses of furnishing the Information Statements, including the costs of printing, assembling and mailing the Information Circular. This Information Statement constitutes notice of the Company's stockholders of corporate action by stockholders without a meeting as required by Section 228(d) of the DGCL.

The  date  of  this  Information  Statement  is  October  9,  2002.

OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of September 30, 2002 (2,400,820 shares issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5 percent of the outstanding common stock; and
(ii) all directors and executive officers of the Company, individually and as a group:





TITLE OR . . . . .  NAME AND ADDRESS OF            PERCENT OF
CLASS. . . . . . .  BENEFICIAL OWNER (1)           Amount AND NATURE OF BENEFICIAL OWNER   CLASS
------------------  -----------------------------  --------------------------------------  -----

                    Irene Campany
                    3340 Henry Place
   Common. . . . .  Port Moody, British Columbia
      Stock. . . .  Canada, V3H 2K5                     200,000 (3)                        8.4

   Common. . . . .  Directors and Officers as a
      Stock. . . .  Group                               200,000                            8.4




          (1) Except as noted in any footnotes below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them and have not entered into a voting trust or similar agreement.

          (2) These shares are not restricted since they were issued in accordance with the exemption from registration provided by Rule 504 of Regulation D of the Securities Act of 1933, as amended. Nevertheless a sale of these shares will be subject to Rule 144 so long as they are held by an affiliate of the Company, such as an executive officer or director.

OWNERSHIP  OF  MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of September 30, 2002 (2,400,820 shares issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5 percent of the outstanding common stock; and
(ii) all directors and executive officers of the Company, individually and as a group:





TITLE OR . . . . . . .  NAME AND ADDRESS OF                 PERCENT OF
CLASS. . . . . . . . .  BENEFICIAL OWNER (1)                Amount AND NATURE OF BENEFICIAL OWNER   CLASS
----------------------  ----------------------------------  --------------------------------------  -----

                        Ted Reimchen
                        4761 Cove Cliff Road
   Common. . . . . . .  North Vancouver, B.C.
      Stock. . . . . .  Canada, V7G 1H8                     NIL                                       0.0

                        Irene Campany
                        3340 Henry Place
   Common. . . . . . .  Port Moody, British Columbia
      Stock. . . . . .  Canada, V3H 2K5                     200,000 (3)                               8.4

                        Martine Rummelhoff
                        325 Kings Road West
   Common. . . . . . .  North Vancouver, British Columbia
      Stock. . . . . .  Canada, V7N 2M1                      75,000 (3)                               3.1

   Common. . . . . . .  Directors and Officers as a
      Stock. . . . . .  Group                               275,000                                  11.5




          (1) Except as noted in any footnotes below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them and have not entered into a voting trust or similar agreement.
          (2) These shares are not restricted since they were issued in accordance with the exemption from registration provided by Rule 504 of Regulation D of the Securities Act of 1933, as amended. Nevertheless a sale of these shares will be subject to Rule 144 so long as they are held by an affiliate of the Company, such as an executive officer or director.

No  change  of  control  has  occurred  since  the  last  fiscal  year.

DIRECTORS  AND  EXECUTIVE  OFFICERS

The  Company  is  not  engaged  in  any  legal  proceedings.

As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                    Age               Position
----                    ---               --------

Ted  Reimchen           61               President  and  Director

Irene  Campany          60               Secretary  Treasurer  and  Director

Martine  Rummelhoss     44               Director

Information  Concerning  Directors

TED REIMCHEN - Ted Reimchen is a professional geologist having graduated with a Bachelor of Science degree in geology and botany from the University of Alberta in 1966. Subsequently in 1968, he obtained a Master of Science degree in geology from the same University. Presently, Mr. Reimchen is a member of The Association of Professional Geologists and Geoscientists of British Columbia and Alberta, Canada as well as a member of the Society of Wetland Scientists of North America. For the past 35 years, Mr. Reimchen has been the founder and President of a private company called Pegasus Earth Sensing Corporation. He has experience in mineral exploration properties, property evaluation and environmental mapping. His experience and interests range from geobotanical prospecting, remote sensing, to engineering geology, archaelogy to seismic risk, mineral exploration for lode and precious metals and gemstones, specialty and mineral sands to rare earths to industrial minerals and portable water. Mr. Reimchen has involved himself with evaluation, mine design and running day to day operations of several open pit mines in several areas of the earth. He is familiar with drilling, tunneling, sampling, mining and equipment design and construction and ore reserve calculations separating mineable from geological reserves. He has traveled widely having visited 56 countries. He had prepared numerous professional reports on geological prospects in 43 countries. In addition to the three professional organizations mentioned above, Mr. Reimchen is a registered member of the American Association of Exploration Geochemists, Canada Centre for Remove Sensing, President Council - 1908 Society - University of Alberta, American Society of Germans from Russia and Remote Sensing Society of Canada/USA/ESA. Mr. Reimchen is a director of Zarcan Minerals Ltd., a public company listed on the TSX Exchange in Canada.

IRENE CAMPANY - Irene Campany has had an extensive business career in the medical field. She was owner and president of a major intermediate care and old age facility. She was also a director of a paramedical company for eight years then purchased a paramedical company in British Columbia, employing one hundred and ten nurses, and two hundred doctors on a contractual basis which she has recently sold and joined the family security company.

MARTINE RUMMELHOSS - is a graduate from high school in Quebec, Canada, before completing college and becoming bilingual in French and English. She was trained in restaurant management, she became a chef and later managed several restaurants. She became the manager of a major mechanical company which engaged in the mechanical installation of large projects. She is currently the owner of Norseman Plumbing and has opened subsidiaries in both Kitimat, British Columbia and San Francisco, California.

Audit  Committee

As of the date of this Proxy Statement, the members of the audit-committee are Ted Reimchen and Martine Rummelhoss. No non-director or officer has been identified to serve as an independent member of the Audit Committee. The Audit Committee has not yet met to perform its function. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

The directors have approved the Audit Charter for the Company and intend to have one independent non-director member. Therefore, the Audit Committee will be comprised of one disinterested member. The Audit Committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors is fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) review and appraise the audit efforts of the Company's independent accountants; (iii) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and the Board of Directors.

To the knowledge of management, during the past five years, no director, executive officer or person nominated to become a director or an executive officer of the Company:

1. filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by the court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filings;

2. was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other offenses);

3. was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court or competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:
     (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company, or engaging in or continuing any conduct or practice in connection with such activity.

     (ii) Engaging  in  any  type  of  business  practice;  or
     (iii) Engaging in any activities in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

4. was the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority, barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this proposal, or to be associated with persons engaged in any such activities.

5. was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not bee subsequently reversed, suspended, or vacated.

6. was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

As of the date of this Information Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers as the Company is only in the exploration stage and has not yet fully commenced business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

INDEPENDENT  PUBLIC  ACCOUNTANTS

The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principle independent accountants' independence. The Board of Directors considered whether the independent principal auditors are independent, and concluded that the auditors for the previous fiscal year ended January 31, 2002 were independent.

During  fiscal  year  ended January 31, 2002, the Company incurred approximately
$3,200 in fees to its principal independent accountants for professional services rendered in connection with preparation and audit of the Company's financial statements for the fiscal year ended January 31, 2002 and for the review of the Company's financial statements for the quarters ended April 30, July 31, and October 31 2001.

Financial  Information  Systems  Design  and  Implementation  Fees

There have been no fees billed for professional services for consulting with regards to the establishment of financial information systems design and implementation.

All  Other  Fees

During fiscal year ended January 31, 2002, the Company did not incur any other fees for professional services rendered by its principal independent accountants for all other non-audit services which may include, but is not limited to, tax-related services, actuarial services or valuation services.

COMPENSATION  PLANS

The  Company  does  not  plan to undertake any compensation plans in the future.
The shareholders, in the last Annual General Meeting, passed a Non-Qualified Stock Option Plan, however, the Board of Directors has no plans to date on the issuance of these share.

AUTHORIZATION  OR  ISSUANCE  OF  SECURITIES  OTHERWISE  THAN  FOR  EXCHANGE

The Company does not intend to authorize or issue any securities otherwise than for exchange of any other assets or securities.

MODIFICATION  OR  EXCHANGE  OF  SECURITIES

No class of securities of the Company will be modified in this Information Statement, or issuance or authorization of securities in exchange for outstanding securities of the Company under this information statement.

FINANCIAL  AND  OTHER  INFORMATION

The Company is subject to the information filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available  to  the  public on the SEC's website (http://www.sec.gov).  Copies of
                                                 ------------------
such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

The Company's Annual Report on Form 10-KSB, for the year ended January 31, 2002, has been incorporated herein by this reference.

The Company's Quarterly Reports on Form 10-QSB, for the quarters ended April 30, 2002 and July 31, 2002, have been incorporated herein by this reference.

The Company's Current Reports on Form 8-K dated August 24, 2002, has been incorporated herein by this reference.

The Company's Information Statement dated June 19, 2002 has been incorporated herein by this reference.

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

MERGERS,  CONSOLIDATIONS,  ACQUISITIONS  AND  SIMILAR  MATTERS

The Company has not engaged in a merger, consolidation, any acquisitions or similar matters.

ACQUISITION  OR  DISPOSITION  OF  PROPERTY

No  acquisition  or  disposition  is  being  undertaken  by  the  Company.

RESTATEMENT  OF  ACCOUNTS

No action with respect to the restatement of any asset, capital, or surplus account of the registrant is being undertaken. Other than the increase in the authorized share capital as more fully described elsewhere in this information circular.

ACTION  WITH  RESPECT  TO  REPORTS

The  Company  is  not  undertaking  any  action  in  respect  to  any  reports.

MATTERS  NOT  REQUIRED  TO  BE  SUBMITTED

No matters not required to be submitted are being consented to in this Information Statement.

AMENDMENT  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

The Company is seeking the written consent of stockholders to change the share capital from 1,500 common shares with a par value of $0.001 to 25,000,000 common shares with a par value of $0.001 per share. The former director of the Company previously approved the change, but the Company did not at the time receive the consent of the majority of the stockholders. This Information Statement is being submitted to stockholders to rectify this error of not obtaining consent of the majority of shareholders.

OTHER  PROPOSED  ACTION

The Company is requesting the majority of stockholders to consent to the issuance of 2,400,820 common shares at a price of $0.001 per share, which were issued by a Resolution of the Director dated February 25, 1999. This Resolution of the Director was prepared prior to the realization by the Company that the authorized share capital was only 1,500 common shares at a par value of $0.001 per share.

VOTING  PROCEDURES

The shareholders must send in their consent statement to the executive offices of the Company: 4761 Cove Cliff Road, North Vancouver, British Columbia, Canada, V7G 1H8. On the Record Date, the Company had 2,400,820 voting shares of common stock outstanding. Approval of each of the proposals requires the affirmative vote of at least a majority of the votes cast. Abstentions will not affect the voting results, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

INFORMATION  REQUIRED  IN  INVESTMENT  COMPANY  PROXY  STATEMENT.

Not  Applicable

DELIVERY  OF  DOCUMENTS  TO  SECURITY  HOLDERS  SHARING  AN  ADDRESS

Shareholders  sharing  an  address  will each receive a n Information statement.

CERTAIN  TRANSACTIONS

As of the date of this Information Statement, the Company has not entered into any contractual arrangements with related parties. There is not any currently proposed transaction, or series of the same to which the Company is party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the

Company, any director, executive officer, nominee, five percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts can be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT.

Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of the common stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended January 31, 2002 and during the six-month period ended July 31, 2002.

INTEREST  OF  CERTAIN  PERSONS  IN  OR  OPPOSITION  TO  MATTERS TO BE ACTED UPON

As of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

As of the date of this Information Statement, there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer off the Company, that oppose any action to be taken by the Company.

PROPOSALS  BY  SECURITY  HOLDERS

No shareholder entitled to give written consent has submitted to the Company within a reasonable time before this Information Statement a proposal for the Company.


 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By  Authority  of  the  Board  of  Directors




/s/  "Ted  Reimchen"
--------------------
Ted  Reimchen

EXHIBIT  A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             RUBINCON VENTURES INC.


     RUBINCON VENTURES INC., a corporation organized and existing under the virtue of the General Corporate Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST:          That  the  Board  of  Directors  of  said  corporation at a meeting  duly  convened  and  held,  adopted  the  following  resolutions:

     RESOLVED that the Board of Directors hereby declare it advisable and in the best interest of the Company that Article Fourth of the Certificate of Incorporation be amended to read as follows:

Twenty-Five Million (25,000,000) shares with a par value of One Mil ($0.001) per share, amount to Twenty-Five Thousand Dollars ($25,000).

     SECOND: That the said amendment has been consent to and authorized by the holders of the majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporate Law of the State of Delaware.

     THIRD:     That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporate Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Carsten Mide, this 12th day of April, A.D., 1999.



                                             /s/  "C.  Mide"
                                             ---------------
                                             Authorized  Officer